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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): JULY 25, 2002
                                                           -------------


                                  GENUITY INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                    000-30837                 74-2864824
          --------                ------------------            ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


    225 Presidential Way, Woburn, MA                              01801
  ------------------------------------                           -------
 (Address of Principal Executive Offices)                       (Zip Code)



       Registrant's Telephone Number, including Area Code: (781) 865-2000
                                                           --------------




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                           This is Page 1 of 4 Pages.
                        Exhibit Index appears on Page 4.


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ITEM 5. OTHER EVENTS

On July 25, 2002, Genuity Inc., a Delaware corporation, announced that on Monday July 22, 2002, it had provided notice to draw remaining $850 million from an existing $2 billion line of credit established in September 2000 with a consortium of global banks, led by The Chase Manhattan Bank, Citibank, Credit Suisse First Boston and Deutsche Bank. Genuity further stated that Deutsche Bank is the only member of the consortium that has failed to fulfill its obligation under the credit facility and the company had undertaken legal action to require them to satisfy their obligations.


On July 25, 2002, Genuity also announced that Verizon Communications Inc. had provided notice to the company that it was requesting conversion of its Class B shares in Genuity to Class A shares and that it was terminating its existing credit facility with the company. A copy of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)      EXHIBITS.
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                         99.1  Press Release dated July 25, 2002 of Genuity Inc.
                               -------------------------------------------------

                         99.2  Press Release Dated July 25, 2002 of Genuity Inc.
                               -------------------------------------------------



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    GENUITY INC.


                                    By:  /s/ Daniel P. O'Brien
                                       ----------------------------------------
                                         Name:    Daniel P. O'Brien
                                         Title:   Executive Vice President and
                                                  Chief Financial Officer


Date:  July 25, 2002


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                                  EXHIBIT INDEX

Exhibit No.                   Description of Exhibits                       Page
-----------                   -----------------------                       ----

     99.1          Press Release dated July 25, 2002 of Genuity Inc.         5


     99.2          Press Release dated July 25, 2002 of Genuity Inc.         7